DEBT SETTLEMENT AGREEMENT

THIS DEBT SETTLEMENT AGREEMENT (the “Agreement”) is entered into effective as of the 12th day of January, 2016 (the “Effective Date”), by and between ERWIN VAHLSING (“Creditor”); and, ALKAME HOLDINGS, INC. (“ALKM”). Creditor and ALKM are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

RECITALS

A.

Creditor has previously provided services to ALKM, which services have been completed and Creditor has performed in all full. Creditor is entitled to all amounts due and outstanding.

B.

ALKM owes Creditor the sum of Eight Two Thousand Five Hundred Thirty Dollars and Four Cents ($82,530.04) as of the Effective Date, without offset, deduction, or interest (the “Owed Amount”).

C.

The parties desire to convert the Owed Amount into a convertible promissory note, as provided for herein (the “Note”), with no additional payment of any other consideration. Upon issuance, the Note shall represent the obligation owed to Creditor by ALKM in place of the Owed Amount.

D.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.

Owed Amount. The Owed Amount is true and correct as of the Effective Date. Creditor has performed all services required of it and is fully and legally entitled to payment of the entire Owed Amount with no deductions, reductions, set-offs, or defenses of any kind in favor of ALKM.

2.

Issuance of the Note. The Note shall be issued and delivered upon execution of this Agreement, in the form of Exhibit “A”, attached hereto and incorporated herein by reference. The Note is being issued solely in exchange for and as payment of the Owed Amount. Creditor shall be entitled to all rights and preference under the Note and shall not be further obligated to provide any further services or consideration of any kind for the Note.

3.

Creditor’s Rights. The Owed Amount represents all amounts owed by ALKM to Creditor as of the Effective Date, with no other amounts owed. Upon delivery of the Note to Creditor, the Owed Amount shall be represented by the Note, and all rights of Creditor with regard to the Owed Amount shall be represented by the Note. Creditor’s sole remedy shall be to proceed under the Note and not under any other remedy for collection of the Owed Amount.

4.

Closing and Agreement. Subject to and in accordance with the terms and conditions set forth in this Agreement, Creditor hereby agrees to accept the Note as full and complete replacement of the Owed Amount, and ALKM hereby agrees to issue and deliver the Note to Creditor and his duly appointed assigns in place of the Owed Amount. The closing of the transactions contemplated hereunder (the “Closing”) shall take place immediately upon delivery of the Note.

5.

Terms and Conditions Concerning the Note. In addition to all other terms and conditions contained herein, the Parties hereby agree as follows with regard to the Note:

a.

The Note shall be dated and deemed issued as of the Effective Date.

b.

The Note shall accrue interest as of the Effective Date.

c.

The Note provides for a conversion feature in favor of Creditor.

d.

The Note is assignable, in full or in part, by Creditor.

6.

Representations of Creditor. Creditor hereby represents and covenants to ALKM that as of the Effective Date:

a.

Creditor has all requisite authority to execute and deliver this Agreement and any other document contemplated by this Agreement and to perform its obligations hereunder and to consummate the transactions hereunder. This Agreement has been duly executed and delivered by Creditor and constitutes the legal, valid, and binding obligations of Creditor, enforceable against Creditor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

b.

Creditor has not assigned any portion of the Owed Amount to any other person.

c.

Creditor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

d.

Creditor understands that neither the Note nor the shares to be issued upon conversion of the Note have been, and may not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Creditor’s representations as expressed herein or otherwise made pursuant hereto.

e.

Creditor has substantial experience in evaluating and investing in securities of companies similar to the ALKM and acknowledges that it can protect its own interests. Creditor has such knowledge and experience in financial and business matters so it is capable of evaluating the merits and risks of its investment in ALKM.

f.

Neither Creditor nor any of its officers and directors, if a legal entity, are now, or have been in the last 90-days, officers or directors of ALKM, or beneficial holders of 10% or more of the equity securities of the Company, or in any way an affiliate of the Company, as such term is defined under the Securities Act.

6.

Representations of ALKM. ALKM hereby represents and covenants to Creditor that as of the Effective Date:

a.

ALKM has all requisite authority to execute and deliver this Agreement, the Note, and any other document contemplated by this Agreement and to perform its obligations hereunder and to consummate the transactions hereunder. This Agreement and the Note have been duly executed and delivered by ALKM and constitutes the legal, valid, and binding obligations of ALKM, enforceable against ALKM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

              b.    The consummation by ALKM of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement and the issuance of the Note, will not:

(i)

Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court, or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof applicable to or binding upon ALKM or any of its assets;

               Violate (i) the terms of the Certificate of Incorporation or Bylaws of ALKM; or, (ii) any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon ALKM or to which ALKM is subject;

(iii)

Accelerate or constitute an event entitling the holder of any indebtedness of ALKM to accelerate the maturity of such indebtedness or to increase the rate of interest presently in effect with respect to such indebtedness; or

(iv)

Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any part of the assets of ALKM or any other assets of ALKM under any agreement, commitment, contract (written or oral) or other instrument to which ALKM is a party, or by which any of its assets (or any part thereof) is bound or affected.

c.

No consents, approvals or other authorizations or notices, other than those which have been obtained and are in full force and effect, are required by any state or federal regulatory authority or other person or entity in connection with the execution and delivery of this Agreement and the Note and the performance of any obligations contemplated thereby.

7.

Additional Provisions.

a.

This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or by E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement.

b.

This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes (i) any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein; and, (ii) any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

c.

Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

d.

This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. If any court action is necessary to enforce the terms and conditions of this Agreement, the Parties hereby agree that the New York Supreme Court, New York County, shall be the sole jurisdiction and venue for the bringing of such action.

e.

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

f.

No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

g.

In the event of any legal action (including arbitration) to enforce or interpret the provisions of this Agreement, the non-prevailing Party shall pay the reasonable attorneys’ fees and other costs and expenses including expert witness fees of the prevailing Party in such amount as the court shall determine. In addition, such non-prevailing Party shall pay reasonable attorneys’ fees incurred by the prevailing Party in enforcing, or on appeal from, a judgment in favor of the prevailing Party. The preceding sentence is intended by the Parties to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

h.

The facts recited in the section entitled “Recitals” are hereby conclusively presumed to be true as between and affecting the Parties.

i.

This Agreement will inure to the benefit of, and be binding upon, the Parties and their respective successors and assigns.

j.

This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of its choice. This Agreement is the product of the work and efforts of all Parties, and shall be deemed to have been drafted by all Parties. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

k.

When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, or Schedule, such reference shall be to said item of this Agreement unless otherwise indicated. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

l.

Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions envisioned hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this section.

m.

All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, or by recognized commercial over-night delivery service (such as Federal Express or UPS), and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon telephone confirmation of receipt of same; (c) if by mail, fortyeight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; or, (d) if by recognized commercial over-night delivery service, upon such delivery.

1.

Each Party hereby expressly consents to the use of Electronic Transmission for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmission” means a communication (i) delivered by Fax or E-Mail when directed to the Fax number or E-Mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form.

2.

Any Party may alter the Fax number, E-Mail address, physical address, or postage address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in accordance with the provisions of this section.

n.

For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to “Dollars” or “$” shall be construed as being United States Dollars; (vi) the term “including” is not limiting and means “including without limitation”; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

EXECUTION

IN WITNESS WHEREOF, this DEBT SETTLEMENT AGREEMENT has been duly executed by the Parties. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

DEBT SETTLEMENT AGREEMENT (the “Agreement”) is entered into effective as of the 12th day of January, 2016 (the “Effective Date”), by and between ERWIN VAHLSING (“Creditor”); and, (“ALKM”). Creditor and ALKM are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

CREDITOR:

ALKM:

ALKAME HOLDINGS, INC.

______________________

ERWIN VAHLSING

BY:  __________________________

NAME:  _______________________

TITLE:  _______________________

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